                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                  MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS
                               INVESTMENT SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                TODD LEBO
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

  PRELIMINARY FILING -- FOR USE BY THE SECURITIES AND EXCHANGE COMMISSION ONLY

         MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                            MID-CAP GROWTH PORTFOLIO
                              UTILITIES PORTFOLIO
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 4, 1999
                            ------------------------

    Notice is hereby given that a Special Meeting of Shareholders of the Mid-Cap Growth Portfolio and the Utilities Portfolio of MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") will be held in the Conference Room A, 44th Floor, 2 World Trade Center, New York, New York 10048, on August 4, 1999 (the "Meeting"), at 10:30 a.m., New York City time, for the following purposes:

        1. For the Mid-Cap Growth Portfolio only, to approve or disapprove a sub-advisory agreement between Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") and TCW Funds Management, Inc. (to be voted on by shareholders of the Mid-Cap Growth Portfolio only);

        2. For the Utilities Portfolio only, to approve or disapprove a change in that Portfolio's investment objective from an objective to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry to an investment objective to seek capital appreciation and current income; (to be voted on by shareholders of the Utilities Portfolio only);

        3. For the Utilities Portfolio only, to approve or disapprove a change in the Fund's investment restrictions to provide that each Portfolio of the Fund may not: With the exception of the Utilities Portfolio, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry....(to be voted on by shareholders of the
    Utilities Portfolio only);

        4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record as of the close of business on May 10, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Mid-Cap Growth Portfolio or the Utilities Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Mid-Cap Growth Portfolio and/or the Utilities Portfolio, as applicable, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1, 2 and 3 and will vote against any such adjournment those proxies to be voted against Proposals 1, 2 and 3.

                                          BARRY FINK
                                          SECRETARY

               , 1999
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:
       FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT FOR THE MID-CAP GROWTH PORTFOLIO.
       FOR APPROVAL OF THE CHANGE IN THE INVESTMENT OBJECTIVE OF THE UTILITIES PORTFOLIO.
       FOR APPROVAL OF THE CHANGE IN THE FUNDAMENTAL POLICIES OF THE FUND, WITH RESPECT TO THE UTILITIES PORTFOLIO.

                             YOUR VOTE IS IMPORTANT

         MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                            MID-CAP GROWTH PORTFOLIO
                              UTILITIES PORTFOLIO
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 4, 1999

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") for use at the Special Meeting of Shareholders of the Mid-Cap Growth Portfolio and the Utilities Portfolio of the Fund to be held on August 4, 1999 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to
be made on or about                , 1999.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposals 1, 2 and 3 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The table below sets forth each Proposal and those shareholders who are entitled to vote for each such Proposal.


PORTFOLIO OF THE FUND                      PROPOSAL
------------------------------
                                    1          2          3
Mid-Cap Growth Portfolio......      x
Utilities Portfolio...........                 x          x

    The Fund consists of thirteen separate Portfolios. The holders of shares ("Shareholders") of the Mid-Cap Growth Portfolio and the Utilities Portfolio of the Fund of record as of the close of business on May 10, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for Mid-Cap Growth Portfolio and the Utilities Portfolio as of the

Record Date. The percentage ownership of shares of the Mid-Cap Growth Portfolio and the Utilities Portfolio changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                                                                                      NUMBER OF SHARES OUTSTANDING
                                                                                       AS OF MAY 10, 1999 (RECORD
NAME OF PORTFOLIO                                                                                DATE)
-----------------------------------------------------------------------------------  ------------------------------
Mid-Cap Growth Portfolio...........................................................
Utilities Portfolio................................................................

    The shares of the Fund are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance policies issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Life Policies." The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts."

    In accordance with their view of currently applicable law, Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will vote the shares of each of the Mid-Cap Growth Portfolio and the Utilities Portfolio held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding Sub-Accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will furnish a copy of this Proxy Statement to Contract Owners and that Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company. Shares for which no instructions are received in time to be voted will be voted by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company in the same proportion as shares for which instructions have been received in time to be voted.

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately
$      , will be allocated between the Mid-Cap Growth Portfolio and the
Utilities Portfolio as follows: each Portfolio will pay its own mailing expenses and its proportionate share of the expenses of printing this Proxy Statement. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including MSDW Advisors, Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation.

    MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on a Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

                        FOR THE MID-CAP GROWTH PORTFOLIO

(1) APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN MSDW
           ADVISORS AND TCW FUNDS MANAGEMENT, INC. WITH RESPECT TO
                          THE MID-CAP GROWTH PORTFOLIO

BACKGROUND

    Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors") currently serves as investment manager of the Mid-Cap Growth Portfolio pursuant to an investment management agreement entered into by the Fund on behalf of the Mid-Cap Growth Portfolio and MSDW Advisors (the "Management Agreement"), and in that capacity, subject to the supervision of the Trustees, supervises the investment activities of the Mid-Cap Portfolio. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

    Prior to the Meeting of the Board of Trustees on April 22, 1999, MSDW Advisors recommended to the Board the selection of TCW Funds Management, Inc. ("TCW"), to act as the new sub-advisor to the Fund, subject to the overall supervision of MSDW Advisors (see "TCW Funds Management Inc." below). TCW would perform the same duties currently performed by MSDW Advisors. MSDW Advisors' recommendation was based primarily on its favorable view of the organizational depth, reputation, historical performance, expertise and experience of TCW. In addition, MSDW Advisors recommended to the Board that upon the approval and execution of a new sub-advisory agreement with TCW (the "New Sub-Advisory Agreement"), the name of the Mid-Cap Growth Portfolio would be changed to the Mid-Cap Equity Portfolio.

THE BOARD'S CONSIDERATION

    The Board of the Fund met in person on April 22, 1999 for the purpose of considering the selection of a new sub-advisor and adoption of the New Sub-Advisory Agreement for the Mid-Cap Growth Portfolio (the "New Sub-Advisory Agreement"). At their meeting in person on April 22, 1999, the Trustees considered MSDW Advisors' recommendation. In particular, the Trustees considered the performance of certain similar funds and accounts currently advised by TCW. The Trustees also considered the quality and extent of the services proposed to be provided by TCW, and the organizational depth, reputation and experience of TCW in investing in equity securities. The Board was informed that, in managing the portfolio of the Mid-Cap Growth Portfolio, TCW would implement certain changes to the Mid-Cap Growth Portfolio's investment policies that the Board has approved. These changes relate to implementing TCW's bottom-up investment philosophy which emphasizes individual company selection. Proprietory research, quantitative and qualitative standards are also used to screen companies to provide a potential list of investment securities. TCW then subjects the list to a fundamental analysis using a variety of criteria.

    The Board of Trustees found TCW's experience in investing in equity securities and historical performance to be well suited for the Mid-Cap Growth Portfolio. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are described under "The New Sub-Advisory Agreement," below. A form of the New Sub-Advisory Agreement is attached as EXHIBIT A. Based on their consideration of the foregoing and such other factors as they deemed relevant, the Trustees determined that it would be in the best interests of the Mid-Cap Growth Portfolio and its Shareholders to select TCW to serve as sub-advisor to the Mid-Cap Growth Portfolio pursuant to the New Sub-Advisory Agreement. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the appointment of TCW as sub-advisor and no one factor was given any greater weight than any of the others.

    Based upon the Board's review and evaluations of the materials described above and its consideration of all factors deemed relevant, the Board determined that the New Sub-Advisory Agreement is reasonable, fair and in the best interests of the Mid-Cap Growth Portfolio and its Shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend its approval to the Mid-Cap Growth Portfolio's Shareholders.

THE NEW SUB-ADVISORY AGREEMENT

    The New Sub-Advisory Agreement requires that the sub-advisor provide the Mid-Cap Growth Portfolio with investment advisory services for its investments. The investment advisory services that the sub-advisor is required to provide include, among other things: obtaining and evaluating such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties; continuously managing the assets of the Mid-Cap Growth Portfolio in a manner consistent with the investment objective and policies of the Mid-Cap Growth Portfolio, making decisions as to foreign currency matters and making determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; determining the securities to be purchased, sold or otherwise disposed of by the Mid-Cap Growth Portfolio and the timing of such purchases, sales and dispositions; taking such further action, including the placing of purchase and sale orders on behalf of the Mid-Cap Portfolio, furnishing or placing at the disposal of the Mid-Cap Portfolio and MSDW Advisors such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Mid-Cap Portfolio and MSDW Advisors may, from time to time, reasonably request.

    The New Sub-Advisory Agreement provides that the sub-advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the New Sub-Advisory Agreement. The sub-advisor also bears other costs of rendering the investment advisory services performed by it pursuant to the New Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.

    The New Sub-Advisory Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the Mid-Cap Growth Portfolio or by the Trustees of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

    The New Sub-Advisory Agreement also provides that it may be terminated at any time by the sub-advisor, MSDW Advisors, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of the Mid-Cap Growth Portfolio (as defined below), in each instance without the payment of any penalty, on thirty days' notice. The New Sub-Advisory Agreement also terminates in the event of the termination of the Management Agreement or in the event of its assignment.

TCW FUNDS MANAGEMENT, INC.

    TCW, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of December 31, 1998, TCW and its affiliates had approximately $55 billion under management or committed to management. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

    Set forth below is the name and principal occupation of the principal executive officer and each director of TCW.

NAME AND TITLE                                                            PRINCIPAL OCCUPATION
---------------------------------------------  --------------------------------------------------------------------------

Marc I. Stern                                  President and Director, The TCW Group; President, Vice Chairman and
  CHAIRMAN AND DIRECTOR                          Director of TCW Asset Management Company; Executive Vice President,
                                                 Group Managing Director and Director of Trust Company of the West;
                                                 Chairman and Director of the TCW Galileo Funds, Inc.; Trustee of the
                                                 TCW/DW Funds; Director of Qualcomm, Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations.

Thomas E. Larkin                               Executive Vice President and Director, The TCW Group; President and
  VICE CHAIRMAN AND DIRECTOR                     Director of Trust Company of the West; Vice Chairman and Director of TCW
                                                 Asset Management Company; Member of the Board of Trustees of the
                                                 University of Notre Dame; Director of Los Angeles Orthopaedic Hospital
                                                 Foundation; President and Director of TCW Galileo Funds, Inc.; Senior
                                                 Vice President of TCW Convertible Securities Fund, Inc.; President and
                                                 Trustee of the TCW/DW Funds.

Alvin R. Albe, Jr.                             Executive Vice President of The TCW Group.
  PRESIDENT, CHEIF EXECUTIVE OFFICER
  AND DIRECTOR

    The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

    Appendix I lists the investment companies for which TCW provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to TCW by such companies and their net assets as of May 10, 1999.

REQUIRED VOTE

    The New Sub-Advisory Agreement cannot be implemented with respect to the Mid-Cap Growth Portfolio unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Mid-Cap Growth Portfolio. Such a majority means the affirmative vote of the holders of
(a) 67% or more of the shares of the Mid-Cap Growth Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Mid-Cap Growth Portfolio, whichever is less. In the event that Shareholders do not approve the New Sub-Advisory Agreement by the required majority vote, the Board will take such action as it deems in the best interests of the Mid-Cap Growth Portfolio and its Shareholders, which may include calling a special meeting of Shareholders to vote on another sub-advisory agreement.

    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE MID-CAP GROWTH PORTFOLIO VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE MID-CAP GROWTH PORTFOLIO.

                          FOR THE UTILITIES PORTFOLIO

(2) PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE OF THE UTILITIES PORTFOLIO FROM AN OBJECTIVE TO PROVIDE CURRENT INCOME AND LONG-TERM GROWTH OF INCOME AND
   CAPITAL, BY INVESTING PRIMARILY IN EQUITY AND FIXED-INCOME SECURITIES OF
      COMPANIES ENGAGED IN THE PUBLIC UTILITIES INDUSTRY TO AN INVESTMENT
           OBJECTIVE TO SEEK CAPITAL APPRECIATION AND CURRENT INCOME

BACKGROUND

    The Utilities Portfolio is currently managed by Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") pursuant the investment management agreement entered into by the Fund, on behalf of the Utilities Portfolio, and MSDW Advisors (the "Management Agreement") and in that capacity, subject to the supervision of the Trustees, MSDW Advisors supervises the investment activities of the Utilities Portfolio.

    At the April 22, 1999 Board Meeting, MSDW Advisors recommended to the Board a change in the investment objective of the Utilities Portfolio from its current investment objective to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry to an investment objective to seek capital appreciation and current income. The effect of the change to the investment objective would also eliminate the requirement that the Portfolio invest primarily in the equity and fixed-income securities of companies engaged in the public utilities industry. The reasons for this change are discussed under Proposal 3 below. Implementation of the change in objective would require Shareholder approval. MSDW Advisors believes that the new investment objective would be in the best interests of the Utilities Portfolio and its Shareholders.

    As a result of changes in the utilities industry principally due to increased deregulation and the competition resulting therefrom, the Fund's Investment Manager has recommended changing the Utilities Portfolio's investment objective to more fully reflect the current and changing state of the utilities industry.

    Historically, because of regulated captive or monopoly markets and little competition, many utilities companies not only paid current dividends from the revenues they received but actively sought, over time, to grow and increase the dividends they paid to shareholders. As a result of deregulation, new competitors focused on growth have entered into markets traditionally controlled by a limited number of utilities companies, and, as a result, there has been an increased emphasis on the part of many utilities companies to implement growth-oriented strategies by retaining income either through freezing dividends to shareholders or not paying dividends at all. Instead, many utilities companies have attempted to enhance shareholder value through long-term capital growth by using their income to invest in and diversify into other businesses believed to have high growth potential, some of which may not directly relate to the utilities business. These businesses may or may not pay dividends to shareholders. Consequently, shareholders of these companies are no longer realizing increased dividends on their shares.

    The Investment Manager believes that by eliminating the component of long-term growth of income from the Utilities Portfolio's investment objective, the Utilities Portfolio's objective would be more compatible with actual present day market conditions in the utilities industry. Additionally, the Utilities Portfolio would be better able to take advantage of investment opportunities which have the potential to maximize total return through capital appreciation, while still seeking to provide current income. The Investment Manager, therefore, recommended to the Utilities Portfolio's Board of Trustees that the Utilities Portfolio's investment objective be changed to seek capital appreciation and current income.

THE BOARD'S CONSIDERATION

    The Board of the Fund met in person on April 22, 1999 for the purpose of considering the proposed change in the Utilities Portfolio's investment objective, as well as MSDW Advisors' other recommendations regarding the Utilities Portfolio as previously described above. At their meeting in person on April 22, 1999, the Trustees considered each of MSDW Advisors' recommendations. Prior to and during the meeting the Trustees requested information they deemed necessary to enable them to determine whether the recommendations are in the best interests of the Utilities Portfolio and its Shareholders.

    The Board determined that the change in investment objective was in the best interests of the Utilities Portfolio and its Shareholders because it would potentially permit a greater emphasis on capital appreciation under conditions perceived by the Investment Manager to be favorable for such investments than would the current objective while at the same time retaining a significant income component. Accordingly, the Board, including all of the Independent Trustees, voted to recommend approval of the change in investment objective to the Utilities Portfolio's Shareholders.

REQUIRED VOTE

    The Utilities Portfolio's investment objective is fundamental and cannot be changed unless such change is approved at the Meeting, or any adjournments thereof, by a majority of the outstanding voting securities of the Utilities Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% of more of the shares of the Utilities Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Utilities Portfolio, whichever is less.

    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE UTILITIES PORTFOLIO VOTE FOR APPROVAL OF THE CHANGE IN THE UTILITIES PORTFOLIO'S INVESTMENT OBJECTIVE.

(3) APPROVAL OR DISAPPROVAL OF CHANGING THE FUND'S INVESTMENT RESTRICTIONS TO PROVIDE THAT EACH PORTFOLIO OF THE FUND MAY NOT: WITH THE EXCEPTION OF THE
    UTILITIES PORTFOLIO, WHICH WILL INVEST MORE THAN 25% OF ITS TOTAL ASSETS
       IN THE UTILITIES INDUSTRY, INVEST 25% OR MORE OF THE VALUE OF ITS
         TOTAL ASSETS IN SECURITIES OF ISSUERS IN ANY ONE INDUSTRY....

    A fundamental policy of the Fund provides that each Portfolio of the Fund may not "With the exception of the Utilities Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry...."
Currently, the Fund's investment restrictions do not specify that the Utilities Portfolio will concentrate its investments in the utilities industry. In conjunction with the changes discussed under Proposal 2, which, if approved, would eliminate the requirement that the Utilities Portfolio seeks to achieve its investment objective through investments in equity and fixed-income securities or issuers in the "public" utilities industry, it is proposed that the Fund's investment restrictions be changed to reflect that the Utilities Portfolio will concentrate its assets in the utilities industry. As set forth in the discussion under Proposal 2 above, the utilities industry has experienced increased deregulation through the break-up of publicly regulated monopolies and the entrance of private service providers in the fields of electricity, gas, telephone, cable and other public services. Additionally, by permitting the Utilities Portfolio to concentrate its investments in the utilities industry rather than the "public" utilities industry, the Utilities Portfolio may invest in certain providers of communications services and technology, which have never been considered "public" utilities, yet comprise a growing component of the utilities industry.

    The Investment Manager has determined that the Utilities Portfolio's current investment restriction be revised to reflect the Utilities Portfolio's concentration of its assets in the utilities industry and has recommended a revision to the restriction in order to take advantage of investment opportunities throughout an expanded utilities industry which no longer encompasses only "public" utilities companies. In connection with this recommendation, the Investment Manager also proposed to the Board certain changes to the Utilities Portfolio's investment practices and policies which are not fundamental policies. Specifically, the Investment Manager has recommended eliminating the word "public" from the definition of what constitutes doing business as a utilities company in the Fund's prospectus to a company which derives 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in the utilities industry. These non-fundamental changes to the Utilities Portfolio's investment policies do not require Shareholder approval.

THE BOARD'S CONSIDERATION

    The Board of the Fund met in person on April 22, 1999 for the purpose of considering the proposed change to the Fund's investment restriction as described above. The Board considered all relevant factors and information which they received and determined that the change to the Fund's investment restrictions was in the best interest of the Fund and its shareholders in that it would offer the Fund greater access to investment opportunities in all areas of the utilities industry.

REQUIRED VOTE

    The Fund's investment restriction is fundamental and cannot be changed unless such change is approved at the Meeting, or any adjournments thereof, by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE UTILITIES PORTFOLIO VOTE FOR APPROVAL OF THE CHANGE IN THE FUND'S INVESTMENT RESTRICTION.

                          INTEREST OF CERTAIN PERSONS

    MSDW, MSDW Advisors, MSDW Services and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to Mid-Cap Growth Portfolio or the Utilities Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Mid-Cap Growth Portfolio's shares and/or the Utilities Portfolio shares, as the case may be, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1, 2 and 3 and will vote against any such adjournment those proxies required to be voted against those proposals.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AND ITS MOST RECENT SEMI-ANNUAL REPORT, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                   BARRY FINK
                                   SECRETARY

                                                                      APPENDIX I

    TCW serves as investment adviser to the investment company listed below which has a similar investment objective to that of the Fund. Set forth below is a chart showing the net assets of such investment company as of May 10, 1999 and the applicable investment advisory fee rate.

                                                       NET ASSETS           CURRENT INVESTMENT MANAGEMENT FEE RATE
                                                     AS OF 5/10/99              AS A PERCENTAGE OF NET ASSETS
                                                    ----------------  --------------------------------------------------
Galileo Aggressive Growth Equities Fund...........  $                                          1.00%
TCW/DW Mid-Cap Equity Trust.......................                                             1.00%

                                                                       EXHIBIT A
                             SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the    day of           , 1999, by and between Morgan
Stanley Dean Witter Advisors, Inc., a Delaware corporation (hereinafter called the "Investment Manager"), and TCW Funds Management, Inc., a Delaware corporation (hereinafter called the "Sub-Advisor").

    WHEREAS, Morgan Stanley Dean Witter Select Dimensions Investment Series (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the thirteen current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

    WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Mid-Cap Equity Portfolio in the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Advisor to render investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

    WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Sub-Advisory Portfolio in a manner consistent with the investment objective and policies of the Sub-Advisory Portfolio; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; to determine the securities and commodities to be purchased or otherwise acquired, or sold or otherwise disposed of, by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other.

    In the event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolio with respect to which the Investment Manager desires to retain the Sub-Advisor to render investment advisory services hereunder, the Investment Manager shall notify the Sub-Advisor in writing. If the Sub-Advisor is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

     5. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement in respect of the Mid-Cap Portfolio. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fees payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fees under the Investment Management Agreement, the Sub-Advisor's fees payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fees payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fees payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Sub-Advisory Portfolios or their investors.

     8. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control or affiliated with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control or affiliated with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Advisor or any affiliated person thereof from so acting or engaging in any other business.

     9. This Agreement shall remain in effect until April 30, 2001 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or, with respect to a Sub-

Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor; and (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    10. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.

    11. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          MORGAN STANLEY DEAN WITTER ADVISORS
                                          INC.

                                          By: ..................................

                                          Attest: ..............................

                                          TCW FUNDS MANAGEMENT, INC.

                                          By: ..................................

                                          Attest: ..............................

Accepted and agreed to as of
the day and year first above written:
MORGAN STANLEY DEAN WITTER SELECT
DIMENSIONS INVESTMENT SERIES

By: ..................................

Attest: ..............................

           VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                   MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS
                    INVESTMENT SERIES-MID-CAP GROWTH PORTFOLIO
                            TO BE HELD ON AUGUST 4, 1999

This Instruction Card is solicited by ____________________________ from owners of variable annuity contracts and/or variable life insurance policies issued by ________________________ who have specified that a portion of their investment be allocated to this Portfolio of Morgan Stanley Dean Witter Select Dimensions Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Morgan Stanley Dean Witter Select Dimensions Investment Series-Mid-Cap Growth Portfolio on August 4, 1999 at 10:30 a.m., New York City time. The undersigned, by completing this from, does hereby authorize _____________________to exercise its discretion in voting upon such other business as may properly come before the Meeting.

This Instruction Card, when properly executed, will be voted by __________________in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side. Interests in the Portfolio for which no instructions are received will be voted by __________________in the same proportion as votes for which Instructions are received for the Portfolio.


                                   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                   APPEARS ON THIS VOTING INSTRUCTIONS CARD.
                                   PLEASE MARK, SIGN, DATE AND MAIL YOUR VOTING
                                   INSTRUCTIONS CARD IN THE ENCLOSED
                                   POSTAGE-PAID ENVELOPE. If joint owners, each should sign. When signing as executor, trustee, etc., give full title as such.

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature (if held jointly)
                                                                      , 1999
                                   -----------------------------------
                                   Date

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOLLOWING PROPOSAL.
Please mark your choices below in blue or black ink.  Example:   Sign the Voting
Instructions Card on the reverse side and return as soon as possible in the enclosed envelope.


--------------------------------------------------------------------------------

1. Approval of a new Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Funds Management, Inc.

                                         FOR           AGAINST           ABSTAIN











--------------------------------------------------------------------------------

           VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES-UTILITIES
                     PORTFOLIO  TO BE HELD ON AUGUST 4, 1999

This Instruction Card is solicited by ____________________________ from owners of variable annuity contracts and/or variable life insurance policies issued by ________________________ who have specified that a portion of their investment be allocated to this Portfolio of Morgan Stanley Dean Witter Select Dimensions Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Morgan Stanley Dean Witter Select Dimensions Investment Series-Utilities Portfolio on August 4, 1999 at 10:30 a.m., New York City time. The undersigned, by completing this from, does hereby authorize _____________________to exercise its discretion in voting upon such other business as may properly come before the Meeting.

This Instruction Card, when properly executed, will be voted by __________________in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side. Interests in the Portfolio for which no instructions are received will be voted by __________________in the same proportion as votes for which Instructions are received for the Portfolio.


                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN, DATE AND MAIL YOUR VOTING INSTRUCTIONS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If joint owners, each should sign. When signing as executor, trustee, etc., give full title as such.

                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Signature (if held jointly)
                                                                      , 1999
                              ----------------------------------------
                              Date

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOLLOWING PROPOSALS.
Please mark your choices below in blue or black ink.  Example:   Sign the Voting
Instructions Card on the reverse side and return as soon as possible in the enclosed envelope.


--------------------------------------------------------------------------------

1.   Approval of a change in the Investment Objective of Morgan
     Stanley Dean Witter Select Dimensions Investment Series - Utilities Portfolio from an objective to provide current income and long term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry to an objective to seek capital appreciation and current income

                                        FOR           AGAINST           ABSTAIN



2. Approval of a change in the investment restrictions of Morgan Stanley Dean Witter Select Dimensions Investment Series to provide that each Portfolio of the Fund may not: With the exception of the Utilities Portfolio, which will invest 25% or more of its total assets in the utilities industry, invest 25% or more of its total assets in securities of issuers in any one industry

                                        FOR           AGAINST           ABSTAIN









--------------------------------------------------------------------------------